EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
In connection with the Annual Report of BurgerFi International, Inc. (the "Company") on Form 10-K for the year ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Rabinovitch, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350:
1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 14, 2022

/s/ Michael Rabinovitch
Michael Rabinovitch, Chief Financial Officer
The certification set forth above is being furnished as an exhibit solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Annual Report on Form 10-K for the period ended December 31, 2021, or as a separate disclosure document of the Company or the certifying officers.